GreenPoint Manufactured Housing Contract Trust
Pass Through Certificates
Series 1999-1
Investor Number 51999021

Determination     10-Jun-99
Date:
Remittance Date: 15-Jun-99
Month End Date:  31-May-99

-------------------------------------------------------------------------------------------------------------
 (a)   Class A-1 Distribution Amount                                                            3,645,554.56
 (b)   Class A-1 Distribution Principal                                                         2,995,714.42
                   Scheduled Payments of Principal                             699,674.66
                   Partial Prepayments                                         212,374.05
                   Scheduled Principal Balance Principal Prepayment in
                   Full                                                      1,545,547.96
                   Scheduled Principal Balance Liquidated Contracts            538,117.75
                   Scheduled Principal Balance Repurchases                           0.00

 (c)   Class A-1 Interest Distribution                                                            649,840.14
       Class A-1 Interest Shortfall                                                                     0.00

 (d)   Class A-1 Remaining Certificate Balance                                                131,919,192.62


 (e)   Class A-2 Distribution Amount                                                              628,545.83
 (f)   Class A-2 Distribution Principal                                                                 0.00
                   Scheduled Payments of Principal                                   0.00
                   Partial Prepayments                                               0.00
                   Scheduled Principal Balance Principal Prepayment in
                   Full                                                              0.00
                   Scheduled Principal Balance Liquidated Contracts                  0.00
                   Scheduled Principal Balance Repurchases                           0.00

 (g)   Class A-2 Interest Distribution                                                            628,545.83
       Class A-2 Interest Shortfall                                                                     0.00

 (h)   Class A-2 Remaining Certificate Balance                                                125,500,000.00


 (i)   Class A-3 Distribution Amount                                                              463,341.67
 (j)   Class A-3 Distribution Principal                                                                 0.00
                   Scheduled Payments of Principal                                   0.00
                   Partial Prepayments                                               0.00
                   Scheduled Principal Balance Principal Prepayment in
                   Full                                                              0.00
                   Scheduled Principal Balance Liquidated Contracts                  0.00
                   Scheduled Principal Balance Repurchases                           0.00

 (k)   Class A-3 Interest Distribution                                                            463,341.67
       Class A-3 Interest Shortfall                                                                     0.00

 (l)   Class A-3 Remaining Certificate Balance                                                 91,000,000.00


 (m)   Class A-4 Distribution Amount                                                              400,625.00
 (n)   Class A-4 Distribution Principal                                                                 0.00
                   Scheduled Payments of Principal                                   0.00
                   Partial Prepayments                                               0.00
                   Scheduled Principal Balance Principal Prepayment in
                   Full                                                              0.00
                   Scheduled Principal Balance Liquidated Contracts                  0.00
                   Scheduled Principal Balance Repurchases                           0.00

 (o)   Class A-4 Interest Distribution                                                            400,625.00
       Class A-4 Interest Shortfall                                                                     0.00

 (p)   Class A-4 Remaining Certificate Balance                                                 75,000,000.00

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
 (q)   Class A-5 Distribution Amount                                                            1,109,485.74
 (r)   Class A-5 Distribution Principal                                                                 0.00
                   Scheduled Payments of Principal                                   0.00
                   Partial Prepayments                                               0.00
                   Scheduled Principal Balance Principal Prepayment in
                   Full                                                              0.00
                   Scheduled Principal Balance Liquidated Contracts                  0.00
                   Scheduled Principal Balance Repurchases                           0.00

 (s)   Class A-5 Interest Distribution                                                          1,109,485.74
       Class A-5 Interest Shortfall                                                                     0.00

 (t)   Class A-5 Remaining Certificate Balance                                                196,659,215.00


 (u)   Class A-1 Pass Through Rate                                                                  5.780000%
       Class A-2 Pass Through Rate                                                                  6.010000%
       Class A-3 Pass Through Rate                                                                  6.110000%
       Class A-4 Pass Through Rate                                                                  6.410000%
       Class A-5 Pass Through Rate                                                                  6.770000%


 (v)   Monthly Servicing Fee                                                                      519,228.44

 (w)   Delinquency                                                  # of Contracts          Prin. Balance
                                                                    --------------          -------------

                   a)  One Monthly Payment Delinquent                 191                       6,757,609.57
                   b)  Two Monthly Payments                            51                       1,744,427.00
                   c)  Three or more Monthly Payments                  42                       1,535,709.89
                                                              ------------                -------------------
                                                                      284                      10,037,746.46
                                                              ============                ===================


                                                                                              Difference
 (x)   Repurchased Contracts                Contract Number        Repurchase Price         Paid by Seller
                                            ---------------        ----------------         --------------
                                                     0               0.00                               0.00

                                                              ------------                -------------------
                                            Total Repurchases        0.00                               0.00
                                                              ============                ===================

 (y)   Repossessions or Foreclosures                            Number                      Actual Balance
                                                                ------                      --------------
                                                          BOP          77                      $2,550,299.33
                                                Repossessions
                                           Plus Repossessions          53                       1,670,030.91
                                                   this Month
                                            Less Liquidations         -20                     ($  540,854.55)
                                                              ------------                -------------------
                                                          EOP         110                      $3,679,475.69
                                                Repossessions
                                                              ============                ===================

 (z)   Class A-1 Enhancement Payment                                                                    0.00
       Class A-2 Enhancement Payment                                                                    0.00
       Class A-3 Enhancement Payment                                                                    0.00
       Class A-4 Enhancement Payment                                                                    0.00
       Class A-5 Enhancement Payment                                                                    0.00

 (aa)  Monthly Advance                                                                                  0.00
       Outstanding Amount Advanced                                                                      0.00

 (bb)  Deposit to Special Account                                                                 577,361.17

 (cc)  Amount Distributed to Class R
       Certificateholders                                                                         577,361.17

 (dd)  Net Weighted Average Contract Rate                                                              9.37%

 (ee)  Number of Manufactured Homes currently held due to repossession                                   110

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
       Principal balance of Manufactured Homes currently held                                   3,679,475.69

 (ff)  Class A-1 Pool Principal Balance percentage                                                 91.929751%
       Class A-2 Pool Principal Balance percentage                                                100.000000%
       Class A-3 Pool Principal Balance percentage                                                100.000000%
       Class A-4 Pool Principal Balance percentage                                                100.000000%
       Class A-5 Pool Principal Balance percentage                                                100.000000%

 (gg)  Aggregate Deficiency Amounts                                                                     0.00
       Servicer Deficiency Amounts received                                                             0.00
